Basis of preparation Summary of adjustments arising form application of IFRS 9 (Tables)		12 Months Ended
	Jan. 01, 2018	Dec. 31, 2018
Disclosure of notes and other explanatory information [Abstract]
Explanation of initial application of IFRS 9 [text block]
Summary of adjustments arising from application of IFRS 9 as of January 1, 2018:

	Opening balance IAS 39	Modification of financial liabilities	Opening balance IFRS 9
	€m	€m	€m
Loans and borrowings - non-current	1,395.1	(21.8)	1,373.3
Deferred tax liabilities	327.7	3.7	331.4
Accumulated deficit reserve	(347.6)	18.1	(329.5)

IFRSs not yet adopted
At the date of authorization of these financial statements, the following Standards and Interpretations, which have not been applied in the financial statements, were in issue but not yet effective:

•
IFRS 16 ‘Leases’ sets out the principles for the recognition, measurement, presentation and disclosure of leases and replaces IAS 17 ‘Leases’. The standard introduces a single lessee accounting model and requires a lessee to recognize assets and liabilities for all leases with a term of more than 12 months, unless the underlying asset is of low value. The Standard also contains enhanced disclosure requirements for lessees. This IFRS will become effective for accounting periods starting on January 1, 2019.

The Company will apply the modified retrospective approach allowed by IFRS 16 and so comparative figures will not be restated. All right-of-use assets will be measured at the amount of the lease liability on adoption (adjusted for any prepaid or accrued lease expenses). The Company also elected to apply the practical expedients in IFRS 16 for short-term leases and leases for which the underlying asset is of low value. The weighted-average incremental borrowing rate for lease liabilities initially recognized as of January 1, 2019 was 2.9%, with the exception of the Bjuv lease which is discussed below.
As a result of the adoption of this standard, the Company will capitalize eligible operating leases under the classification right-of-use assets within property, plant & equipment. The total amount to be capitalized on transition is approximately €84.0 million. The discounted present value of lease payments will also be recognized as a lease payable of approximately €120.0 million.
As a consequence of transition, the onerous lease recognized in relation to a factory and cold store in Bjuv, Sweden as presented in Note 24 of €66.9 million will be released as an adjustment to equity attributable to the parent. The value of the right-of-use-asset recognized in relation to this lease will be subject to an impairment review on transition so that the value of the asset recognized is not equal to the lease payable by approximately €36.0 million, this too will be recognized as an adjustment to equity attributable to the parent.
As all lease payments become financing cash flows, the Company expects a reduction in operating cash outflows , with a corresponding increase in financing cash flows, based on leases in place as of the transition date.
Within the Statement of Profit or Loss, a straight-line depreciation expense on the right-of-use-asset and a front-loaded interest expense on the lease payable will replace the operating lease expense. The actual impact of IFRS 16 on our profits depends not only on the lease agreements in effect at the time of adoption but also on new lease agreements entered into or terminated in 2019. The Company expects that profit before tax for the year ended December 31, 2019 to be negatively impacted by approximately €5.0 million as a result of adopting the new rules. Adjusted EBITDA is expected to increase by approximately €15.0 million as the operating lease expenses were previously included within Adjusted EBITDA, but the depreciation on the right-of-use-asset and interest on the lease liability are excluded.